UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 18, 2010

Boston Private Financial Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-17089	04-2976299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Ten Post Office Square, Boston, Massachusetts 02109

(Address of principal executive offices)

(617) 912-1900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 18, 2010, Boston Private Financial Holdings, Inc. (the “Company”) entered into an investment agreement (the “Investment Agreement”) with an affiliate of The Carlyle Group (“Carlyle”) pursuant to which the Company will raise in the aggregate approximately $6.3 million. Under the terms of the Investment Agreement, an entity controlled by Carlyle has agreed to purchase 1,084,450 shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”). This Investment Agreement was entered into pursuant to Carlyle’s exercise of its gross up option under the investment agreement between the Company and an affiliate of Carlyle dated July 22, 2008.

The foregoing description of the Investment Agreement is qualified in its entirety by reference to the text of the Investment Agreement, which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

In entering into the Investment Agreement, the Company relied on the provisions of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), for an exemption for the offering, sale and future delivery of such securities from registration under the Securities Act.

Item 7.01.	Regulation FD Disclosure.

The information in this Current Report on Form 8-K is furnished under Item 7.01 — “Regulation FD Disclosure.”

Item 8.01.	Other Events.

On June 15, 2010, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., as representative of the several underwriters named therein (the “Underwriters”), relating to the issuance and sale of up to 4,715,000 shares of Common Stock, including 615,000 shares of Common Stock issuable to the Underwriters pursuant to an option to buy additional shares of our common stock. The price to the public in the offering was $6.10 per share, and the Underwriters purchased the shares from the Company pursuant to the Underwriting Agreement at a price of $5.77975 per share. On June 17, 2010, the Underwriters exercised their option in full, and the offering closed on June 21, 2010.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Investment Agreement, dated June 18, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

By:	/S/ DAVID J. KAYE
Name:	David J. Kaye
Title:	Executive Vice President & Chief Financial Officer

Date: June 21, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1	Investment Agreement, dated June 18, 2010.